UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	[ X]
Filed by a Party other than the Registrant	[ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ X] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

Equitable Resources, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

March 12, 2008

TO:	Participants in Equitable Resources, Inc. Employee Savings Plan (401(k) Plan)

Participants in Equitable Resources, Inc. Employee Savings and Protection Plan

(401(k) Plan)

Dear Participant:

Enclosed are the proxy solicitation materials prepared for the Annual Meeting of Shareholders of Equitable Resources, Inc. to be held on Wednesday, April 23, 2008.  Included is a direction card explaining the ways in which you may submit your voting instructions for the vested and unvested shares of Equitable Resources, Inc. common stock held in your 401(k) Plan account.

The shares of Equitable Resources, Inc. common stock in which you hold an interest in the 401(k) Plan are to be voted by Fidelity Management Trust Company (“Fidelity”), the Plan Trustee, in accordance with your instructions.  Please note that if your instructions are not received by Friday, April 11, 2008, the Plan Trustee will vote such uninstructed shares in accordance with the Trust Agreement entered into between Equitable Resources, Inc. and Fidelity.

Please submit your voting instructions as soon as possible.  Thank you.

FIDELITY MANAGEMENT TRUST COMPANY

Boston, Massachusetts

225 North Shore Drive Pittsburgh, PA 15212-5861

DIRECTION CARD

You are hereby requested to direct the Trustee to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Equitable Resources, Inc. common stock held in your account in the Equitable Resources, Inc. Employee Savings Plan and/or the Employee Savings and Protection Plan (“Plans”) at the Annual Meeting of Shareholders of Equitable Resources, Inc. to be held on April 23, 2008 at 10:30 a.m. local time, in the SpringHill Suites North Shore, 223 Federal Street, Pittsburgh, Pennsylvania, and at any adjournment of such meeting thereof, as follows:

To have the Trustee of the Plans vote in accordance with the Board of Directors’ recommendations FOR the election of all nominees for director and FOR the ratification of Ernst & Young LLP as independent registered public accountants, check the corresponding boxes next to the proposals listed on the reverse side of this card. Where a vote is not specified on a returned Direction Card or the Direction Card is not returned, the Trustee of the Plans will vote the shares represented by this Direction Card in proportion to the way other plan participants voted their shares.

A vote FOR the election of nominees listed on the reverse side includes discretionary authority to cumulate votes selectively among the nominees as to whom authority to vote has not been withheld and to vote for a substitute nominee if any nominee becomes unavailable for election for any reason.

If you fail to provide voting instructions, either by telephone, Internet, or by completing, signing and returning this card, your shares will be voted by the Trustee of the Plans in the same manner and proportion as those shares for which the Trustee receives proper and timely instructions.

This Direction Card is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. The Board of Directors recommends votes FOR the election of all nominees for director and FOR ratification of Ernst & Young LLP as independent registered public accountants.

Please sign and date on the reverse side and return the Direction Card promptly using the enclosed envelope.

Address Change/Comments (Mark the corresponding box on the reverse side)

...

   FOLD AND DETACH HERE

EQUITABLE RESOURCES, INC.

ANNUAL MEETING OF SHAREHOLDERS

WEDNESDAY, APRIL 23, 2008

10:30 A.M.

SPRINGHILL SUITES NORTH SHORE

223 Federal Street

Pittsburgh, PA

YOUR VOTE IS IMPORTANT!

See the instructions on the other side of this direction card.

To view the 2007 Form 10-K, Annual Report, Proxy Statement and form of Direction Card on the Internet, go to: http://bnymellon.mobular.net/bnymellon/eqt

The Board of Directors recommends a vote FOR Item 1 and Item 2					Please Mark Here for Address Change or Comments		☐
SEE REVERSE SIDE

						FOR	AGAINST	ABSTAIN
1	Election of Directors – Term expiring 2011 Nominees: 01 Phyllis A. Domm. Ed.D., FOR WITHHELD			2	Ratify Appointment of Ernst & Young LLP as independent registered public accountants	☐	☐	☐
	02 David L. Porges,	☐	☐

If you plan to attend the annual meeting on April 23, 2008, you must obtain an admission ticket by checking the box below and returning the Direction Card or by writing to the corporate secretary of Equitable Resources at the following address:  225 North Shore Drive, Pittsburgh, Pennsylvania 15212.  Seating is limited and will be offered on a “first come, first served” basis.  Shareholders must present a form of photo identification, such as a driver’s license, in order to be admitted to the annual meeting. No cameras, recording equipment, large bags or packages will be permitted in the annual meeting.

03 James E. Rohr and
04 David S. Shapira

(INSTRUCTIONS: To withhold authority to vote for a particular
nominee write that nominee’s name in the space provided here.)								☐

This Direction Card when properly executed will be voted in the manner directed herein.  If you fail to provide voting instructions, your shares will be voted by the Trustee of the Plans in the same manner and proportion as those shares for which the Trustee receives proper and timely instructions.  The Trustee of the Plans is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof.

THIS CARD SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON

Signature	Signature	Date	, 2008

Executors, administrators, trustees, etc. should give full title as such.

   FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time April 11, 2008.

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Direction Card.

INTERNET http://www.proxyvoting.com/eqt	OR	TELEPHONE 1-866-540-5760
Use the Internet to vote your proxy. Have your Direction Card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your Direction Card in hand when you call.

If you vote by Internet or by telephone, you do NOT need to mail back your Direction Card.

To vote by mail, mark, sign and date your Direction Card and return it in the enclosed postage-paid envelope.

To view the 2007 Form 10-K, Annual Report, Proxy Statement
and form of Direction Card on the Internet, go to:
http://bnymellon.mobular.net/bnymellon/eqt

March 12, 2008

TO:        Equitable Resources, Inc. Holders of Restricted Shares

Dear Participant:

Enclosed are the proxy solicitation materials prepared for the Annual Meeting of Shareholders of Equitable Resources, Inc. to be held on Wednesday, April 23, 2008.  Included is a card requesting your voting instructions for the restricted shares of Equitable Resources, Inc. common stock held in your Long-Term Incentive Plan account.  The shares listed on the attached direction card may not be voted by Internet or telephone.  Your instructions must be delivered to the Plan Administrator via the enclosed direction card.

The shares of Equitable Resources, Inc. common stock, which you hold in the above Plan, will be voted by the Plan Administrator in accordance with your instructions.  Please note that if your instructions are not received by Friday, April 11, 2008, the Plan Administrator will not vote such uninstructed shares.

Please submit your voting instructions to Jean F. Marks in the enclosed envelope as soon as possible.  Thank you.

EQUITABLE RESOURCES, INC.

Pittsburgh, Pennsylvania

225 North Shore Drive Pittsburgh, PA 15212-5861

DIRECTION CARD

You are hereby requested to direct the Plan Administrator to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Equitable Resources, Inc common stock held in your account in the Equitable Resources, Inc. 1999 Long-Term Incentive Plan restricted share account (“Plan”) at the Annual Meeting of Shareholders of Equitable Resources, Inc. to be held on April 23, 2008 at 10:30 a.m. local time, in the SpringHill Suites North Shore, 223 Federal Street, Pittsburgh, Pennsylvania, and at any adjournment of such meeting thereof, as follows:

To have the Plan Administrator vote in accordance with the Board of Directors’ recommendations FOR the election of all nominees for director and FOR the ratification of Ernst & Young LLP as independent registered public accountants, check the corresponding boxes next to the proposals listed on the reverse side of this card. Where a vote is not specified on a returned Direction Card or the Direction Card is not returned, your shares will not be voted.

A vote FOR the election of nominees listed on the reverse side includes discretionary authority to cumulate votes selectively among the nominees as to whom authority to vote has not been withheld and to vote for a substitute nominee if any nominee becomes unavailable for election for any reason.

This Direction Card is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. The Board of Directors recommends votes FOR the election of all nominees for director and FOR ratification of Ernst & Young LLP as independent registered public accountants.

Please sign and date on the reverse side and return the Direction Card promptly using the enclosed envelope.

Address Change/Comments (Mark the corresponding box on the reverse side)

...

   FOLD  AND  DETACH  HERE

EQUITABLE RESOURCES, INC.

ANNUAL MEETING OF SHAREHOLDERS

WEDNESDAY, APRIL 23, 2008

10:30 A.M.

SPRINGHILL SUITES NORTH SHORE

223 Federal Street

Pittsburgh, PA

YOUR VOTE IS IMPORTANT!

See the instructions on the other side of this direction card.

To view the 2007 Form 10-K, Annual Report, Proxy Statement and form of Direction Card on the Internet, go to:  http://bnymellon.mobular.net/bnymellon/eqt

The Board of Directors recommends a vote FOR Item 1 and Item 2					Please Mark Here for Address Change of		☐

Comments
SEE REVERSE SIDE

1.	Election of Directors – Term expiring 2011 Nominees:			2.	Ratify Appointment of Ernst & Young LLP as independent registered public accountants	FOR	AGAINST	ABSTAIN
						☐	☐	☐
	01 Phyllis A. Domm, Ed.D., 02 David L. Porges, 03 James E. Rohr and 04 David S. Shapira	FOR ☐	WITHHELD ☐

If you plan to attend the annual meeting on April 23, 2008, you must obtain an admission ticket by checking the box below and returning the Direction Card or by writing to the corporate secretary of Equitable Resources at the following address:  225 North Shore Drive, Pittsburgh, Pennsylvania 15212.  Seating is limited and will be offered on a “first come, first served” basis  Shareholders must present a form of photo identification, such as a driver’s license, in order to be admitted to the annual meeting No cameras, recording equipment, large bags or packages will be permitted in the annual meeting.

(INSTRUCTIONS: To withhold authority to vote for a particular								☐
nominee, write that nominee’s name in the space provided here.)

This Direction Card when properly executed will be voted in the manner directed herein.  The Plan Administrator is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof.  If no direction is made, this Direction Card will not be voted.

THIS CARD SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON.
Signature	Signature	Date	, 2008

Executors, administrators, trustees, etc should give full title as such.

   FOLD AND DETACH HERE

Your Direction Card must be received at the address on the enclosed envelope by April 11, 2008.

To view the 2007 Form 10-K, Annual Report, Proxy Statement

and form of Direction Card on the Internet, go to:

http://bnymellon.mobular.net/bnymellon/eqt